SECURITIES AND EXCHANGE COMMISSION


                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (D)
               OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 16, 1996


                    JACKSONVILLE BANCORP, INC.


         TEXAS                       0 - 28070                    75-2632781
(State of Incorporation)       (Commission File No.)               (IRS No)




COMMERCE AND NECHES STREET       JACKSONVILLE, TEXAS        75766
(Address of Principal Executive Offices)                  (Zip Code)



                                   (903) 586-9861
                 (Registrant's Telephone Number, Including Area Code)




                                    NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)





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Item 5.   OTHER EVENTS

          On December 16, 1996, Jacksonville Bancorp, Inc. issued the press release which is included as Exhibit 99 and is incorporated herein.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated  December 16, 1996



                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   JACKSONVILLE BANCORP, INC.



Date:  12-16-96                    By: /S/ JERRY CHANCELLOR

                                   Jerry Chancellor
                                    President